Exhibit 99.1
                                                                   9-8-03 Report

                      IN THE UNITED STATES BANKRUPTCY COURT
                          FOR THE DISTRICT OF DELAWARE

           --------------------------------
           In re                          :               Chapter 11 Case Nos.
           TRENWICK AMERICA               :               03-12635 (MFW) through
           CORPORATION, et al.,           :               03-12637 (MFW)
                              Debtors.    :               (Jointly Administered)
           --------------------------------

                        INITIAL MONTHLY OPERATING REPORT

            File report and attachments with Court and submit copy to United States Trustee within 15 days after order for relief. Certificates of insurance must name United States Trustee as a part to be notified in the event of policy cancellation. Bank accounts and checks must bear the name of the debtor, the case number, and the designation "Debtor in Possession." Examples of acceptable evidence of Debtor in Possession Bank accounts include voided checks, copy of bank deposit agreement/certificate of authority, signature card, and/or corporate checking resolution.

--------------------------------------------------------------------------------
           REQUIRED DOCUMENTS                            Document    Explanation
--------------------------------------------------------------------------------
                                                         Attached     Attached
12-Month Cash Flow Projection (Form IR-1)                      X
--------------------------------------------------------------------------------
Certificates of Insurance
--------------------------------------------------------------------------------
          Workers Compensation                                 X
--------------------------------------------------------------------------------
          Property
--------------------------------------------------------------------------------
          General Liability
--------------------------------------------------------------------------------
          Vehicle                                              X
--------------------------------------------------------------------------------
          Other: General Commercial Liability                  X
--------------------------------------------------------------------------------
Evidence of Debtor in Possession Bank Accounts
--------------------------------------------------------------------------------
          Tax Escrow Account
--------------------------------------------------------------------------------
          General Operating Account
--------------------------------------------------------------------------------
          Other: Trenwick America Corporation
--------------------------------------------------------------------------------
          List of Debtor in Possession Bank Accounts           X
--------------------------------------------------------------------------------
          Other: Trenwick America Corporation
--------------------------------------------------------------------------------
          List of Debtor in Possession Bank Accounts           X
--------------------------------------------------------------------------------

I declare under penalty of perjury (28 U.S.C. Section 1746) that this report and the documents attached are true and correct to the best of my knowledge and belief.


/s/ Alan L. Hunte                                           September 8, 2003
-------------------------------------------------           --------------------
Signature of Debtor, Trenwick America Corporation           Date
By:    Alan L. Hunte, Authorized Individual*
Title: Executive Vice President and
       Chief Financial Officer


/s/ Alan L. Hunte                                           September 8, 2003
-------------------------------------------------           --------------------
Signature of Joint Debtor, Trenwick Group Ltd.              Date
By:    Alan L. Hunte, Authorized Individual*
Title: Chief Financial Officer


/s/ Alan L. Hunte                                           September 8, 2003
-------------------------------------------------           --------------------
Signature of Debtor, LaSalle Re Holding Limited             Date
By:    Alan L. Hunte, Authorized Individual
Title: President

* Authorized individual must be an officer, director or shareholder if debtor is a corporation; a partner if debtor is a partnership; a manager or member if debtor is a limited liability company.

                                                                    Exhibit 99.1
                                                                   TAC Cash Flow

Business Unit:   Trenwick America Corporation

Cash Flow Projections for the 12 Month Period: September 2003 through
August 2004

                                   Month           Month            Month            Month            Month            Month
                                   September       October          November         December         January          February **
                                   ---------       -------          --------         --------         -------          -----------
-----------------------------      -------------------------------------------------------------------------------------------------
Cash Beginning of Month            4,846,734       5,119,959        4,694,959        4,094,959        2,858,360        2,258,360
-----------------------------      -------------------------------------------------------------------------------------------------
Receipts
-----------------------------      -------------------------------------------------------------------------------------------------
   Cash Sales                             --              --               --               --               --               --
-----------------------------      -------------------------------------------------------------------------------------------------
   Accounts Receivables                   --              --               --               --               --               --
-----------------------------      -------------------------------------------------------------------------------------------------
   Loans and Advances                     --              --               --               --               --               --
-----------------------------      -------------------------------------------------------------------------------------------------
   Sale of Assets                         --              --               --               --               --               --
-----------------------------      -------------------------------------------------------------------------------------------------
   Other (attach list)                    --              --               --               --               --               --
-----------------------------      -------------------------------------------------------------------------------------------------
   ASA Reimbursements (Comp)       1,120,536       1,120,536        1,120,536        1,120,536        1,120,536        1,120,536
-----------------------------      -------------------------------------------------------------------------------------------------
   ASA Reimbursements (G&A)          973,826         973,826          973,826          973,826          973,826          973,826
-----------------------------      -------------------------------------------------------------------------------------------------
   Tarco-August Greenhill            375,873
-----------------------------      -------------------------------------------------------------------------------------------------
   IRS refund                        913,058
-----------------------------      -------------------------------------------------------------------------------------------------
     Total Receipts                3,383,293       2,094,362        2,094,362        2,094,362        2,094,362        2,094,362
-----------------------------      -------------------------------------------------------------------------------------------------
Disbursements
-----------------------------      -------------------------------------------------------------------------------------------------
   Net Payroll                     1,235,536       1,235,536        1,235,536        1,235,536        1,235,536        1,235,536
-----------------------------      -------------------------------------------------------------------------------------------------
   Payroll Taxes                      66,223          66,223           66,223           66,223           66,223           66,223
-----------------------------      -------------------------------------------------------------------------------------------------
   Sales, Use and Other Taxes          7,680           7,680            7,680            7,680            7,680            7,680
-----------------------------      -------------------------------------------------------------------------------------------------
   Inventory Purchases                    --              --               --               --               --               --
-----------------------------      -------------------------------------------------------------------------------------------------
   Secured/Rental/Leases                  --              --               --               --               --               --
-----------------------------      -------------------------------------------------------------------------------------------------
   Insurance                         242,549         242,549          242,549          242,549          242,549          242,549
-----------------------------      -------------------------------------------------------------------------------------------------
   Adminsitrative & Selling          657,374         657,374          657,374          657,374          657,374          657,374
-----------------------------      -------------------------------------------------------------------------------------------------
   Other (Attach list)                    --              --               --               --               --               --
-----------------------------      -------------------------------------------------------------------------------------------------
   Stay bonuses                      585,706                                           631,599                           300,000
-----------------------------      -------------------------------------------------------------------------------------------------
   Mailing agent                      25,000          25,000           25,000           25,000           25,000           25,000
-----------------------------      -------------------------------------------------------------------------------------------------
   Professional Fees                 285,000         285,000          285,000          285,000          285,000          285,000
-----------------------------      -------------------------------------------------------------------------------------------------
   Greenhill *                            --              --          175,000          175,000          175,000        1,000,000
-----------------------------      -------------------------------------------------------------------------------------------------
   U.S. Trustee Fees                      --              --               --               --               --               --
-----------------------------      -------------------------------------------------------------------------------------------------
   Court Costs                         5,000              --               --            5,000               --               --
-----------------------------      -------------------------------------------------------------------------------------------------
   Total Disbursements             3,110,068       2,519,362        2,694,362        3,330,961        2,694,362        3,819,362
-----------------------------      -------------------------------------------------------------------------------------------------
Net Cash Flow
-----------------------------
(receipts less disbursements)        273,225        (425,000)        (600,000)      (1,236,599)        (600,000)      (1,725,000)
-----------------------------      -------------------------------------------------------------------------------------------------
Cash End of Month                  5,119,959       4,694,959        4,094,959        2,858,360        2,258,360          533,360
-----------------------------      -------------------------------------------------------------------------------------------------

                                    Month            Month         Month         Month          Month     Month        Total
                                    March            April         May           June           July      August
                                    -----            -----         ---           ----           ----      ------
-----------------------------     ---------------------------------------------------------------------------------    -----------
Cash Beginning of Month             533,360          413,360       298,360       183,360        63,360      (51,640)     4,846,734
-----------------------------     ---------------------------------------------------------------------------------    -----------
Receipts
-----------------------------     ---------------------------------------------------------------------------------    -----------
   Cash Sales                            --               --            --            --            --           --             --
-----------------------------     ---------------------------------------------------------------------------------    -----------
   Accounts Receivables                  --               --            --            --            --           --             --
-----------------------------     ---------------------------------------------------------------------------------    -----------
   Loans and Advances                    --               --            --            --            --           --             --
-----------------------------     ---------------------------------------------------------------------------------    -----------
   Sale of Assets                        --               --            --            --            --           --             --
-----------------------------     ---------------------------------------------------------------------------------    -----------
   Other (attach list)                   --               --            --            --            --           --             --
-----------------------------     ---------------------------------------------------------------------------------    -----------
   ASA Reimbursements (Comp)      1,120,536        1,120,536     1,120,536     1,120,536     1,120,536    1,120,536     13,446,436
-----------------------------     ---------------------------------------------------------------------------------    -----------
   ASA Reimbursements (G&A)         973,826          973,826       973,826       973,826       973,826      973,826     11,685,906
-----------------------------     ---------------------------------------------------------------------------------    -----------
   Tarco-August Greenhill                                                                                                  375,873
-----------------------------     ---------------------------------------------------------------------------------    -----------
   IRS refund                                                                                                              913,058
-----------------------------     ---------------------------------------------------------------------------------    -----------
     Total Receipts               2,094,362        2,094,362     2,094,362     2,094,362     2,094,362    2,094,362     26,421,273
-----------------------------     ---------------------------------------------------------------------------------    -----------
Disbursements
-----------------------------     ---------------------------------------------------------------------------------    -----------
   Net Payroll                    1,235,536        1,235,536     1,235,536     1,235,536     1,235,536    1,235,536     14,826,436
-----------------------------     ---------------------------------------------------------------------------------    -----------
   Payroll Taxes                     66,223           66,223        66,223        66,223        66,223       66,223        794,672
-----------------------------     ---------------------------------------------------------------------------------    -----------
   Sales, Use and Other Taxes         7,680            7,680         7,680         7,680         7,680        7,680         92,162
-----------------------------     ---------------------------------------------------------------------------------    -----------
   Inventory Purchases                   --               --            --            --            --           --             --
-----------------------------     ---------------------------------------------------------------------------------    -----------
   Secured/Rental/Leases                 --               --            --            --            --           --             --
-----------------------------     ---------------------------------------------------------------------------------    -----------
   Insurance                        242,549          242,549       242,549       242,549       242,549      242,549      2,910,586
-----------------------------     ---------------------------------------------------------------------------------    -----------
   Adminsitrative & Selling         657,374          657,374       657,374       657,374       657,374      657,374      7,888,486
-----------------------------     ---------------------------------------------------------------------------------    -----------
   Other (Attach list)                   --               --            --            --            --           --             --
-----------------------------     ---------------------------------------------------------------------------------    -----------
   Stay bonuses                                                                                                          1,517,305
-----------------------------     ---------------------------------------------------------------------------------    -----------
   Mailing agent                         --               --            --            --            --           --        150,000
-----------------------------     ---------------------------------------------------------------------------------    -----------
   Professional Fees                     --               --            --            --            --           --      1,710,000
-----------------------------     ---------------------------------------------------------------------------------    -----------
   Greenhill *                           --               --            --            --            --           --      1,525,000
-----------------------------     ---------------------------------------------------------------------------------    -----------
   U.S. Trustee Fees                     --               --            --            --            --           --             --
-----------------------------     ---------------------------------------------------------------------------------    -----------
   Court Costs                        5,000               --            --         5,000            --           --         20,000
-----------------------------     ---------------------------------------------------------------------------------    -----------
   Total Disbursements            2,214,362        2,209,362     2,209,362     2,214,362     2,209,362    2,209,362     31,434,647
-----------------------------     ---------------------------------------------------------------------------------    -----------
Net Cash Flow
-----------------------------
(receipts less disbursements)      (120,000)        (115,000)     (115,000)     (120,000)     (115,000)    (115,000)    (5,013,374)
-----------------------------     ---------------------------------------------------------------------------------    -----------
Cash End of Month                   413,360          298,360       183,360        63,360       (51,640)    (166,640)      (166,640)
-----------------------------     ---------------------------------------------------------------------------------    -----------

* Assumes per engagement that Greenhill receives $175,000 a month Nov thru February when company emerges from bankruptcy and they receive a $1 million success fee

**    Assumes company emerges from Bankruptcy in February 2003

                                                                    Exhibit 99.1
                                                                   TGL Cash Flow


Business Unit:          Trenwick Group Ltd.

Cash Flow Projections for the 12 Month Period: September 2003 through
August 2004

                                    Month         Month        Month         Month         Month        Month         Month
                                    September     October      November      December      January      February      March
                                    ---------     -------      --------      --------      -------      --------      -----
------------------------------    --------------------------------------------------------------------------------------------
Cash Beginning of Month             463,668       419,668      419,668       419,668       414,668      414,668       414,668
------------------------------    --------------------------------------------------------------------------------------------
Receipts
------------------------------    --------------------------------------------------------------------------------------------
   Cash Sales                            --            --           --            --            --           --            --
------------------------------    --------------------------------------------------------------------------------------------
   Accounts Receivables                  --            --           --            --            --           --            --
------------------------------    --------------------------------------------------------------------------------------------
   Loans and Advances                    --            --           --            --            --           --            --
------------------------------    --------------------------------------------------------------------------------------------
   Sale of Assets                        --            --           --            --            --           --            --
------------------------------    --------------------------------------------------------------------------------------------
   Other (attach list)                   --            --           --            --            --           --            --
------------------------------    --------------------------------------------------------------------------------------------
   ASA Reimbursements (Comp)             --            --           --            --            --           --            --
------------------------------    --------------------------------------------------------------------------------------------
   ASA Reimbursements (G&A)              --            --           --            --            --           --            --
------------------------------    --------------------------------------------------------------------------------------------
     Total Receipts                      --            --           --            --            --           --            --
------------------------------    --------------------------------------------------------------------------------------------
Disbursements
------------------------------    --------------------------------------------------------------------------------------------
   Net Payroll                           --            --           --            --            --           --            --
------------------------------    --------------------------------------------------------------------------------------------
   Payroll Taxes                     39,000            --           --            --            --           --            --
------------------------------    --------------------------------------------------------------------------------------------
   Sales, Use and Other Taxes            --            --           --            --            --           --            --
------------------------------    --------------------------------------------------------------------------------------------
   Inventory Purchases                   --            --           --            --            --           --            --
------------------------------    --------------------------------------------------------------------------------------------
   Secured/Rental/Leases                 --            --           --            --            --           --            --
------------------------------    --------------------------------------------------------------------------------------------
   Insurance                             --            --           --            --            --           --            --
------------------------------    --------------------------------------------------------------------------------------------
   Adminsitrative & Selling              --            --           --            --            --           --            --
------------------------------    --------------------------------------------------------------------------------------------
   Other (Attach list)                   --            --           --            --            --           --            --
------------------------------    --------------------------------------------------------------------------------------------
   Professional Fees *                   --            --           --            --            --           --            --
------------------------------    --------------------------------------------------------------------------------------------
   U.S. Trustee Fees                     --            --           --            --            --           --            --
------------------------------    --------------------------------------------------------------------------------------------
   Court Costs                        5,000            --           --         5,000            --           --         5,000
------------------------------    --------------------------------------------------------------------------------------------
   Total Disbursements               44,000            --           --         5,000            --           --         5,000
------------------------------    --------------------------------------------------------------------------------------------
Net Cash Flow
------------------------------
(receipts less disbursements)       (44,000)           --           --        (5,000)           --           --        (5,000)
------------------------------    --------------------------------------------------------------------------------------------
Cash End of Month                   419,668       419,668      419,668       414,668       414,668      414,668       409,668
------------------------------    --------------------------------------------------------------------------------------------

                                  Month        Month        Month        Month        Month          Total
                                  April        May          June         July         August
                                  -----        ---          ----         ----         ------
------------------------------    -----------------------------------------------------------    ----------
Cash Beginning of Month           409,668      409,668      409,668      409,668      409,668       463,668
------------------------------    -----------------------------------------------------------    ----------
Receipts
------------------------------    -----------------------------------------------------------    ----------
   Cash Sales                          --           --           --           --           --            --
------------------------------    -----------------------------------------------------------    ----------
   Accounts Receivables                --           --           --           --           --            --
------------------------------    -----------------------------------------------------------    ----------
   Loans and Advances                  --           --           --           --           --            --
------------------------------    -----------------------------------------------------------    ----------
   Sale of Assets                      --           --           --           --           --            --
------------------------------    -----------------------------------------------------------    ----------
   Other (attach list)                 --           --           --           --           --            --
------------------------------    -----------------------------------------------------------    ----------
   ASA Reimbursements (Comp)           --           --           --           --           --            --
------------------------------    -----------------------------------------------------------    ----------
   ASA Reimbursements (G&A)            --           --           --           --           --            --
------------------------------    -----------------------------------------------------------    ----------
     Total Receipts                    --           --           --           --           --            --
------------------------------    -----------------------------------------------------------    ----------
Disbursements
------------------------------    -----------------------------------------------------------    ----------
   Net Payroll                         --           --           --           --           --            --
------------------------------    -----------------------------------------------------------    ----------
   Payroll Taxes                       --           --           --           --           --        39,000
------------------------------    -----------------------------------------------------------    ----------
   Sales, Use and Other Taxes          --           --           --           --           --            --
------------------------------    -----------------------------------------------------------    ----------
   Inventory Purchases                 --           --           --           --           --            --
------------------------------    -----------------------------------------------------------    ----------
   Secured/Rental/Leases               --           --           --           --           --            --
------------------------------    -----------------------------------------------------------    ----------
   Insurance                           --           --           --           --           --            --
------------------------------    -----------------------------------------------------------    ----------
   Adminsitrative & Selling            --           --           --           --           --            --
------------------------------    -----------------------------------------------------------    ----------
   Other (Attach list)                 --           --           --           --           --            --
------------------------------    -----------------------------------------------------------    ----------
   Professional Fees *                 --           --           --           --           --            --
------------------------------    -----------------------------------------------------------    ----------
   U.S. Trustee Fees                   --           --           --           --           --            --
------------------------------    -----------------------------------------------------------    ----------
   Court Costs                         --           --           --           --           --        15,000
------------------------------    -----------------------------------------------------------    ----------
   Total Disbursements                 --           --           --           --           --        54,000
------------------------------    -----------------------------------------------------------    ----------
Net Cash Flow
------------------------------
(receipts less disbursements)          --           --           --           --           --       (54,000)
------------------------------    -----------------------------------------------------------    ----------
Cash End of Month                 409,668      409,668      409,668      409,668      409,668       409,668
------------------------------    -----------------------------------------------------------    ----------

* Assumes cash held by joint provisional liquidator is sufficient to cover liquidation expenses